Exhibit 99.1

www.bankrate.com

For more information contact:
Edward J. DiMaria
SVP, Chief Financial Officer
edimaria@bankrate.com

(917) 368-8608

Bruce J. Zanca
SVP, Chief Communications/Marketing Officer
bzanca@bankrate.com

(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder -- Conference Call and Webcast Today at 11:00 A.M. Eastern Time

Interactive Dial-In: (800) 565-5442 International Callers (913) 312-1298
(10 minutes before the call)

BANKRATE ANNOUNCES SECOND QUARTER 2007 FINANCIAL RESULTS

Total Revenue of $23.3 Million
Net Income Increased by 107%
Adjusted EBITDA Increased 44% to $10.3 Million
Raising Annual EBITDA Guidance

NEW YORK, NY - August 2, 2007 - Bankrate, Inc. (NASDAQ: RATE), today reported financial results for the second fiscal quarter ended June 30, 2007. Total revenue increased by 18% to $23.3 million over the $19.7 million reported in the second quarter of 2006. Net income increased by 107% to $5.2 million, or $0.28 per fully diluted share, in the second quarter of 2007 compared to $2.5 million, or $0.14 per fully diluted share, in the second quarter 2006. Earnings per fully diluted share (“EPS”) excluding stock compensation expense, increased by 48% to $0.34 for the second quarter 2007 compared to $0.23 for the second quarter 2006.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted to exclude $2.5 million in stock compensation expense, were $10.3 million, an increase of 44% over the $7.1 million reported in the second quarter 2006. EBITDA for the second quarter, including stock compensation expense, were $7.7 million, an increase of 96% over the $3.9 million reported in the second quarter 2006.

“We are pleased to report another quarter of solid results,” stated Thomas R. Evans, President and CEO of Bankrate, Inc. “Our core online business continues to gain momentum, and the component pieces of consumer traffic, advertising demand and pricing leverage remain strong,” Mr. Evans added.

Total revenue for the six months ended June 30, 2007 was $45.5 million, an increase of $6.0 million, or 15%, over the $39.5 million reported in the first half of 2006. Net income increased by 118% to $10.6 million, or $0.56 per fully diluted share, in the first half of 2007, compared to $4.9 million, or $0.28 per fully diluted share, in the first half of 2006. Earnings per fully diluted share, excluding stock compensation expense, increased by 52% to $0.67 for the six months ended June 30, 2007, compared to $0.44 for the same period in 2006. Earnings per diluted share, including stock compensation expenses, increased by 100% to $0.56 for the six months ended July 30, 2007, compared to $0.28 for the same period in 2006.

EBITDA for the first half of 2007, adjusted to exclude $4.2 million in stock compensation expense, were $20.3 million, an increase of 47% over the $13.8 million reported in the second quarter 2006. EBITDA for the first half of 2007, including stock compensation expenses, were $16.1 million, an increase of 83% over the $8.8 million reported for the first half of 2006.

Second Quarter 2007 Financial Results

•	Total revenue for the quarter was $23.3 million, an increase of 18%, or $3.6 million, over the $19.7 million reported in the same period last year.

•	Online revenue for the second quarter increased by 31% to $20.2 million, an increase of $4.7 million over the $15.5 million reported in the second quarter of 2006.

•
Graphic advertising increased 31% to $12.0 million in the second quarter of 2007, compared to $9.2 million reported in the second quarter of 2006. Excluding lead aggregation revenue, (FastFind & Bankrate Select), graphic revenue increased by 51% over Q2 2006.

•
Hyperlink revenue increased 31% to $8.2 million in the second quarter of 2007 compared to $6.2 million reported for the same quarter last year. The company raised hyperlink rates in the third quarter of 2006.

•	Print publishing and licensing revenue for the second quarter was $3.0 million, a decrease of $1.2 million or 28%, compared to the $4.2 million reported in the second quarter of 2006.

•	The gross margin on revenue in the second quarter of 2007 was 75%, compared to 67% during the same period last year.

•	The EBITDA margin, adjusted to exclude stock compensation expense was 44%, compared 36% during the same period last year.

•	The company reported $135 million in cash and cash equivalents, an increase of $14 million over the March 31, 2007 balances of cash and short-term investments.

•	Page views for the second quarter of 2007 increased by 17% to 136.1 million, compared to the 116.0 million reported in the second quarter of 2006.

“The leverage in our business model is clearly evident in our results,” stated Mr. Evans. “Our business continues to grow and our margins are expanding nicely,” added Mr. Evans.

2007 Guidance

Bankrate increased EBITDA guidance and reaffirmed revenue guidance for the full fiscal year 2007 on higher than anticipated internet media revenue and lower than anticipated print revenues. EBITDA, adjusted to exclude stock compensation expense is now expected to be in the range of $39 to $43 million on revenues in the range of $95 to $100 million. Stock compensation expense is expected to be in the range of $10.5 to $11.5 million.

August 2, 2007 Conference Call Interactive Dial-In and Webcast Information:

To participate in the teleconference please call: (800) 565-5442. International participants may dial: (913) 312-1298. Please access at least 10 minutes prior to the time the conference is set to begin.

Replay Information:

A replay of the conference call will be available beginning August 2, 2007, 2:00 p.m. ET/ 11:00 a.m. PT through August 16, 2007. To listen to the replay, call (888)-203-1112 and use the passcode: 5714823. International callers should dial (719) 457-0820 and use the passcode: 5714823.

Non-GAAP Measures

To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, income from operations, earnings per diluted share and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.
These non-GAAP measures are provided to enhance investors’ overall understanding of the Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because Bankrate has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About Bankrate, Inc.

Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate.com is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2006, Bankrate.com had nearly 53 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 450 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates FastFind, an internet lead aggregator and Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our web site, interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, our need and ability to obtain additional equity or debt financing, consumers’ increasing acceptance of the Internet as a medium for obtaining financial product information, the ability of consumers to access our online network through non-PC devices, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, the impact of resolution of lawsuits to which we are a party, our ability to manage traffic on our web sites and service interruptions, the effects of facing liability for content on our web sites, changes in, or interpretations of, accounting rules and regulations, changes in, monetary and fiscal policies of the United States government, the effect of changes in the stock markets and other capital markets, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, legislative and regulatory changes in Internet regulation, technological changes, changes in consumer spending and saving habits, the concentration of ownership of our common stock, the effect of provisions in our Articles of Incorporation, Bylaws and certain laws on change-in-control transactions, fluctuating results of operations , and the accuracy of our financial statement estimates and assumptions. These and additional important factors to be considered are set forth under “Introductory Note”, "Item 1A. Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2006, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

###

-Financial Statements Follow-

Bankrate, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30,	December 31,
	2007	2006
Assets

Cash and cash equivalents	$134,729,660	$13,125,360
Short-term investments	-	96,800,000
Accounts and notes receivable, net of allowance for doubtful accounts of approximately
$2,587,000 at June 30, 2007 and $2,155,000 at December 31, 2006	13,667,647	15,801,403
Deferred income taxes, current portion	1,703,747	1,703,747
Prepaid expenses and other current assets	900,822	1,032,423
Total current assets	151,001,876	128,462,933

Furniture, fixtures and equipment, net	1,644,793	1,703,680
Deferred income taxes	1,262,279	1,262,279
Intangible assets, net	13,594,502	14,441,162
Goodwill	30,039,425	30,039,425
Other assets	644,734	774,117

Total assets	$198,187,609	$176,683,596

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$144,596	$312,489
Accrued expenses	8,947,530	5,237,222
Deferred revenue	255,950	729,019
Other current liabilities	53,110	27,427
Total current liabilities	9,401,186	6,306,157

Other liabilities	253,647	222,920

Total liabilities	9,654,833	6,529,077

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 18,385,755 and 18,224,620 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	183,858	182,246
Additional paid in capital	186,034,198	178,255,314
Retained earnings (deficit)	2,314,720	(8,283,041)
Total stockholders' equity	188,532,776	170,154,519

Total liabilities and stockholders' equity	$198,187,609	$176,683,596

Bankrate, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Revenue:	2007	2006	2007	2006
Online publishing	$20,239,876	$15,464,987	$39,291,900	$31,080,986
Print publishing and licensing	3,039,296	4,201,383	6,215,202	8,373,816
Total revenue	23,279,172	19,666,370	45,507,102	39,454,802
Cost of revenue (1):
Online publishing	3,048,958	2,806,868	6,190,985	5,707,452
Print publishing and licensing	2,713,430	3,773,258	5,541,097	7,315,368
Total cost of revenue	5,762,388	6,580,126	11,732,082	13,022,820

Gross margin	17,516,784	13,086,244	33,775,020	26,431,982

Operating expenses (1):
Sales	1,640,024	1,247,916	2,926,797	2,336,191
Marketing	2,121,387	1,188,918	3,576,611	2,040,261
Product development	1,157,774	805,193	2,110,655	1,829,696
General and administrative	4,877,320	5,896,743	9,104,803	11,434,567
Depreciation and amortization	649,071	564,653	1,293,786	1,122,415
	10,445,576	9,703,423	19,012,652	18,763,130
Income from operations	7,071,208	3,382,821	14,762,368	7,668,852

Interest income	1,675,488	624,975	3,137,658	645,305

Income before income taxes	8,746,696	4,007,796	17,900,026	8,314,157
Income tax expense	3,521,607	1,481,815	7,302,265	3,446,349
Net income	$5,225,089	$2,525,981	$10,597,761	$4,867,808

Basic and diluted net income per share:
Basic	$0.29	$0.15	$0.58	$0.29
Diluted	$0.28	$0.14	$0.56	$0.28

Shares used in computing basic net income per share	18,325,404	17,138,053	18,288,323	16,509,989
Shares used in computing diluted net income per share	18,959,646	17,876,380	18,832,388	17,183,295

(1) Includes stock compensation expense as follows:
Cost of revenue:
Online publishing	$481,008	$288,500	$850,150	$496,996
Print publishing and licensing	39,032	57,691	80,615	67,822
Other expenses:
Sales	313,806	170,152	374,010	327,038
Marketing	158,695	-	241,380	-
Product development	206,056	133,101	320,098	246,632
General and administrative	1,333,926	2,535,428	2,346,993	3,824,007
	$2,532,523	$3,184,872	$4,213,246	$4,962,495

Bankrate, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Revenue:	2007	2006	2007	2006
Online publishing	$20,239,876	$15,464,987	$39,291,900	$31,080,986
Print publishing and licensing	3,039,296	4,201,383	6,215,202	8,373,816
Total revenue	23,279,172	19,666,370	45,507,102	39,454,802
Cost of revenue:
Online publishing	2,567,950	2,518,368	5,340,835	5,210,456
Print publishing and licensing	2,674,398	3,715,567	5,460,482	7,247,546
Total cost of revenue	5,242,348	6,233,935	10,801,317	12,458,002

Gross margin	18,036,824	13,432,435	34,705,785	26,996,800

Operating expenses:
Sales	1,326,218	1,077,764	2,552,787	2,009,153
Marketing	1,962,692	1,188,918	3,335,231	2,040,261
Product development	951,718	672,092	1,790,557	1,583,064
General and administrative	3,543,394	3,361,315	6,757,810	7,610,560
Stock compensation expense (1)	2,532,523	3,184,872	4,213,246	4,962,495
Depreciation and amortization	649,071	564,653	1,293,786	1,122,415
	10,965,616	10,049,614	19,943,417	19,327,948
Income from operations	7,071,208	3,382,821	14,762,368	7,668,852

Interest income	1,675,488	624,975	3,137,658	645,305

Income before income taxes	8,746,696	4,007,796	17,900,026	8,314,157
Income tax expense	3,521,607	1,481,815	7,302,265	3,446,349
Net income	$5,225,089	$2,525,981	$10,597,761	$4,867,808

Basic and diluted net income per share:
Basic	$0.29	$0.15	$0.58	$0.29
Diluted	$0.28	$0.14	$0.56	$0.28
Basic and diluted net income per share excluding stock compensation expense (1)
Basic	$0.37	$0.25	$0.73	$0.48
Diluted	$0.34	$0.23	$0.67	$0.44

Shares used in computing basic net income per share	18,325,404	17,138,053	18,288,323	16,509,989
Shares used in computing diluted net income per share	18,959,646	17,876,380	18,832,388	17,183,295

(1)	See reconciliation of GAAP to Non-GAAP Measures.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Non-GAAP Measures Reconciliation (Unaudited):	2007	2006	2007	2006

EBITDA-
Income from operations	$7,071,208	$3,382,821	$14,762,368	$7,668,852
Depreciation and amortization	649,071	564,653	1,293,786	1,122,415
EBITDA	$7,720,279	$3,947,474	$16,056,154	$8,791,267

EBITDA excluding stock compensation expense-
Income from operations	$7,071,208	$3,382,821	$14,762,368	$7,668,852
Stock compensation expense	2,532,523	3,184,872	4,213,246	4,962,495
Depreciation and amortization	649,071	564,653	1,293,786	1,122,415
EBITDA excluding stock compensation expense	$10,252,802	$7,132,346	$20,269,400	$13,753,762

Net income excluding stock compensation expense-
Net income	$5,225,089	$2,525,981	$10,597,761	$4,867,808
Stock compensation expense, net of tax	1,542,445	1,789,620	2,670,205	3,098,183
Net income excluding stock compensation expense	$6,767,534	$4,315,601	$13,267,966	$7,965,991

Per basic share	$0.37	$0.25	$0.73	$0.48
Per diluted share	$0.34	$0.23	$0.67	$0.44

Shares used in computing basic net income per share	18,325,404	17,138,053	18,288,323	16,509,989

Shares used in computing diluted net income per share	18,959,646	17,876,380	18,832,388	17,183,295
Impact of applying SFAS No. 123R	837,061	864,815	889,568	861,600

Shares used in computing diluted net income per share, excluding the impact of applying SFAS No. 123R	19,796,707	18,741,195	19,721,956	18,044,895

Bankrate, Inc.
Condensed Consolidated Statements of Income
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006			Six Months Ended June 30, 2007			Six Months Ended June 30, 2006

Revenue:	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP

Online publishing	$20,239,876	$-	$20,239,876	$15,464,987	$-	$15,464,987	$39,291,900	$-	$39,291,900	$31,080,986	$-	$31,080,986
Print publishing and licensing	3,039,296	-	3,039,296	4,201,383	-	4,201,383	6,215,202	-	6,215,202	8,373,816	-	8,373,816
Total revenue	23,279,172	-	23,279,172	19,666,370	-	19,666,370	45,507,102	-	45,507,102	39,454,802	-	39,454,802
Cost of revenue:
Online publishing	3,048,958	(481,008)	2,567,950	2,806,868	(288,500)	2,518,368	6,190,985	(850,150)	5,340,835	5,707,452	(496,996)	5,210,456
Print publishing and licensing	2,713,430	(39,032)	2,674,398	3,773,258	(57,691)	3,715,567	5,541,097	(80,615)	5,460,482	7,315,368	(67,822)	7,247,546
Total cost of revenue	5,762,388	(520,040)	5,242,348	6,580,126	(346,191)	6,233,935	11,732,082	(930,765)	10,801,317	13,022,820	(564,818)	12,458,002

Gross margin	17,516,784	520,040	18,036,824	13,086,244	346,191	13,432,435	33,775,020	930,765	34,705,785	26,431,982	564,818	26,996,800

Operating expenses:
Sales	1,640,024	(313,806)	1,326,218	1,247,916	(170,152)	1,077,764	2,926,797	(374,010)	2,552,787	2,336,191	(327,038)	2,009,153
Marketing	2,121,387	(158,695)	1,962,692	1,188,918	-	1,188,918	3,576,611	(241,380)	3,335,231	2,040,261	-	2,040,261
Product development	1,157,774	(206,056)	951,718	805,193	(133,101)	672,092	2,110,655	(320,098)	1,790,557	1,829,696	(246,632)	1,583,064
General and administrative	4,877,320	(1,333,926)	3,543,394	5,896,743	(2,535,428)	3,361,315	9,104,803	(2,346,993)	6,757,810	11,434,567	(3,824,007)	7,610,560
Stock compensation expense	-	2,532,523	2,532,523	-	3,184,872	3,184,872	-	4,213,246	4,213,246	-	4,962,495	4,962,495
Depreciation and amortization	649,071	-	649,071	564,653	-	564,653	1,293,786	-	1,293,786	1,122,415	-	1,122,415
	10,445,576	520,040	10,965,616	9,703,423	346,191	10,049,614	19,012,652	930,765	19,943,417	18,763,130	564,818	19,327,948
Income from operations	7,071,208	-	7,071,208	3,382,821	-	3,382,821	14,762,368	-	14,762,368	7,668,852	-	7,668,852

Interest income, net	1,675,488	-	1,675,488	624,975	-	624,975	3,137,658	-	3,137,658	645,305	-	645,305

Income before income taxes	8,746,696	-	8,746,696	4,007,796	-	4,007,796	17,900,026	-	17,900,026	8,314,157	-	8,314,157
Provision for income taxes	3,521,607	-	3,521,607	1,481,815	-	1,481,815	7,302,265	-	7,302,265	3,446,349	-	3,446,349
Net income	$5,225,089	$-	$5,225,089	$2,525,981	$-	$2,525,981	$10,597,761	$-	$10,597,761	$4,867,808	$-	$4,867,808

Basic and diluted net income per share:
Basic	$0.29	$-	$0.29	$0.15	$-	$0.15	$0.58	$-	$0.58	$0.29	$-	$0.29
Diluted	$0.28	$-	$0.28	$0.14	$-	$0.14	$0.56	$-	$0.56	$0.28	$-	$0.28

Shares used in computing basic net income per share	18,325,404	-	18,325,404	17,138,053	-	17,138,053	18,288,323	-	18,288,323	16,509,989	-	16,509,989
Shares used in computing diluted net income per share	18,959,646	837,061	19,796,707	17,876,380	864,815	18,741,195	18,832,388	889,568	19,721,956	17,183,295	861,600	18,044,895

(1)	Adjustments for the impact of applying SFAS No. 123R